SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report :  December 15, 2003
(Date of earliest event reported)

Commission File No.:   333-104283-01

Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

54-2116922
54-2116923
54-2116924
54-2116925
54-2116926
54-2116927
54-6553619
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland                                                   21045
(Address of principal executive offices)                         (Zip Code)

(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On December 15, 2003 a distribution was made to holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4



ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number
                              Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 2003-IQ4 relating to the
               December 15, 2003 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    Morgan Stanley Capital I Inc.,
            Commercial Mortgage Pass-Through Certificates,
                           Series 2003-IQ4


              By:   Wells Fargo Bank Minnesota, N.A., as Paying Agent
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: December 18, 2003


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of
               Commercial Mortgage Pass-Through Certificates Series
               2003-IQ4, relating to the December 15, 2003 distribution.


EX-99.1

Wells Fargo Bank MN, N.A.
Corporate Trust Services
9062 Old Annapolis Road
Columbia, MD 21045-1951

Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates,
Series 2003-IQ4


For Additional Information, please contact
CTSLink Customer Service
(301) 815-6600

Reports Available on the World Wide Web
@ www.ctslink.com/cmbs

Payment Date: 12/15/2003
Record Date:  11/28/2003




                            DISTRIBUTION DATE STATEMENT


                                  Table of Contents
STATEMENT SECTIONS                                               PAGE(s)

Certificate Distribution Detail                                    2
Certificate Factor Detail                                          3
Reconciliation Detail                                              4
Other Required Information                                         5
Ratings Detail                                                     6
Mortgage Loan Detail                                               7
Principal Prepayment Detail                                        8
Historical Detail                                                  9
Delinquency Loan Detail                                            10
Modified Loan Detail                                               11
Liquidated Loan Detail                                             12



Depositor
Morgan Stanley Capital I Inc.
1585 Broadway
New York, NY 10036
Contact: General Information Number
Phone Number: (212) 761-4700

Master Servicer
GMAC Commercial Mortgage Corporation
200 Witmer Road
Horsham, PA 19044-8015
Contact: Darri Cunningham
Phone Number: (215) 328-1784

Special Servicer
Midland Loan Services, Inc.
10851 Mastin Street, Bldg. 82
Suite 700
Overland Park, KS 66210
Contact: Brad Hauger
Phone Number: (913) 253-9000

This report has been compiled from information provided to Wells Fargo Bank MN, N.A. by various third parties, which may include the Master Servicer, Special Servicer and others. Wells Fargo Bank MN, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank MN, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.



Copyright 2003, Wells Fargo Bank Minnesota, N.A.





                        Certificate Distribution Detail

Class       CUSIP             Pass-Through                Original            Beginning          Principal
                                 Rate                     Balance              Balance          Distribution
TN-A         61745MQR7       6.550700%                 6,003,164.00          6,003,164.00                0.00
TN-B         61745MQS5       6.550700%                 5,430,600.00          5,430,600.00                0.00
TN-C         61745MQT3       6.550700%                 5,430,600.00          5,430,600.00                0.00
TN-D         61745MQU0       6.550700%                 5,430,600.00          5,430,600.00                0.00
TN-E         61745MQV8       6.550700%                32,705,036.00         32,705,036.00                0.00
R               N/A          0.000000%                         0.00                  0.00                0.00
Totals                                                55,000,000.00         55,000,000.00                0.00



   Class     CUSIP               Interest       Prepayment      Realized Loss/       Total                              Current
                               Distribution     Penalties      Additional Trust   Distribution      Ending Balance   Subordination
                                                                Fund Expenses                                            Level(1)
TN-A         61745MQR7             32,770.77        0.00            0.00           32,770.77            6,003,164.00
TN-B         61745MQS5             29,645.19        0.00            0.00           29,645.19            5,430,600.00
TN-C         61745MQT3             29,645.19        0.00            0.00           29,645.19            5,430,600.00
TN-D         61745MQU0             29,645.19        0.00            0.00           29,645.19            5,430,600.00
TN-E         61745MQV8            178,534.07        0.00            0.00          178,534.07           32,705,036.00
R               N/A                     0.00        0.00            0.00                0.00                    0.00
Totals                            300,240.41        0.00            0.00          300,240.41           55,000,000.00



(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending certificate balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).


                        Certificate Factor Detail
                                                                                     Prepayment     Realized Loss/       Ending
                                      Beginning      Principal         Interest       Penalties    Additional Trust      Balance
 Class             CUSIP               Balance      Distribution     Distribution                    Fund Expenses
  TN-A        61745MQR7    1,000.00000000      0.00000000     5.45891633      0.00000000       0.00000000     1,000.00000000
  TN-B        61745MQS5    1,000.00000000      0.00000000     5.45891614      0.00000000       0.00000000     1,000.00000000
  TN-C        61745MQT3    1,000.00000000      0.00000000     5.45891614      0.00000000       0.00000000     1,000.00000000
  TN-D        61745MQU0    1,000.00000000      0.00000000     5.45891614      0.00000000       0.00000000     1,000.00000000
  TN-E        61745MQV8    1,000.00000000      0.00000000     5.45891679      0.00000000       0.00000000     1,000.00000000
   R                N/A        0.00000000      0.00000000     0.00000000      0.00000000       0.00000000         0.00000000







                         Reconciliation Detail

Advance Summary


P & I Advances Outstanding                                                 0.00
Servicing Advances Outstanding                                             0.00

Reimbursement for Interest on P&I Advances                                 0.00
paid from general collections

Reimbursement for Interest on Servicing Advances                           0.00
paid from general collections

Current Period Accrued Servicing Fees                                  1,723.33
Less Delinquent Servicing Fees                                             0.00
Less Reductions to Servicing Fees                                          0.00
Plus Servicing Fees for Delinquent Payments Received                       0.00
Plus Adjustments for Prior Servicing Calculation                           0.00
Total Servicing Fees Collected                                         1,723.33









                      Certificate Interest Reconciliation

 Class          Accrued     Net Aggregate     Distributable     Distributable      Additional      Interest       Remaining Unpaid
              Certificate     Prepayment       Certificate   Certificate Interest  Trust Fund    Distribution      Distributable
               Interest   Interest Shortfall    Interest         Adjustment        Expenses                     Certificate Interest
 TN-A          32,770.77         0.00          32,770.77              0.00            0.00        32,770.77                0.00
 TN-B          29,645.19         0.00          29,645.19              0.00            0.00        29,645.19                0.00
 TN-C          29,645.19         0.00          29,645.19              0.00            0.00        29,645.19                0.00
 TN-D          29,645.19         0.00          29,645.19              0.00            0.00        29,645.19                0.00
 TN-E         178,534.07         0.00         178,534.07              0.00            0.00       178,534.07                0.00
 Total        300,240.41         0.00         300,240.41              0.00            0.00       300,240.41                0.00





                      Other Required Information
Available Distribution Amount (1)                                                    300,240.41


Aggregate Number of Outstanding Loans                                                         1
Aggregate Unpaid Principal Balance of B Note                                      55,000,000.00
Aggregate Stated Principal Balance of B Note                                      55,000,000.00




Aggregate Amount of Servicing Fee                                                      1,723.33
Aggregate Amount of Trustee Fee                                                          110.00
Aggregate Trust Fund Expenses                                                              0.00

(1) The Available Distribution Amount includes any Prepayment Premiums.






Appraisal Reductions


                 Appraisal        Cumulative         Date Appraisal
Loan             Reduction          ASER                Reduction
Number           Amount            Amount               Effected

                                None

Total





                           Ratings Detail

                            Original Ratings              Current Ratings(1)
 Class      Cusip        Fitch   Moody's     S&P      Fitch   Moody's    S&P
  TN-A     61745MQR7       X         X         A        X        X         A
  TN-B     61745MQS5       X         X        A-        X        X        A-
  TN-C     61745MQT3       X         X       BBB+       X        X       BBB+
  TN-D     61745MQU0       X         X        BBB       X        X        BBB
  TN-E     61745MQV8       X         X       BBB-       X        X       BBB-




NR - Designates that the class was not rated by the above agency at the time of original issuance.
X - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
N/A - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.


Fitch, Inc.
One State Street Plaza
New York, New York 10004
(212) 908-0500

Moody's Investors Service
99 Church Street
New York, New York 10007
(212) 553-0300

Standard & Poor's Rating Services
55 Water Street
New York, New York 10041
(212) 438-2430


                         Mortgage Loan Detail

       Loan              Property                                              Interest          Principal         Gross
      Number      ODCR    Type(1)  City                      State              Payment           Payment          Coupon
                    1       OF     New York                     NY                302,073.75               0.00        6.591%

     Totals                                                                       302,073.75               0.00




       Loan        Anticipated                    Neg           Beginning             Ending                      Paid
       Number       Repayment      Maturity      Amort          Scheduled           Scheduled                     Thru
                     Date            Date        (Y/N)           Balance             Balance                      Date
                       N/A        01/07/2013         N       55,000,000.00        55,000,000.00         12/07/2003

     Totals                                                  55,000,000.00        55,000,000.00



                     Appraisal               Appraisal                  Res              Mod
                     Reduction               Reduction                 Strat.            Code
                       Date                   Amount                    (2)              (3)

     Totals                                   0.00

(1) Property Type Code

MF- Multi-Family
RT- Retail
HC- Health Care
IN- Industrial
WH- Warehouse
MH- Mobile Home Park
OF- Office
MU- Mixed Use
LO- Lodging
SS- Self Storage
OT- Other



(2) Resolution Strategy Code

1- Modification
2- Foreclosure
3- Bankruptcy
4- Extension
5- Note Sale
6- DPO
7- REO
8- Resolved
9- Pending Return to Master Servicer
10- Deed In Lieu of Foreclosure
11- Full Payoff
12- Reps and Warranties
13- Other or TBD

(3) Modification Code

1- Maturity Date Extension
2- Amortization Change
3- Principal Write-Off
4- Combination


Principal Prepayment Detail

No Principal Prepayments this Period

                            Historical Detail

Delinquencies

Distribution            30-59 Days            60-89 Days       90 Days or More       Foreclosure        REO           Modifications
Date                 #   Balance          #    Balance      #     Balance       #      Balance     #     Balance    #     Balance
12/15/2003           0         $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0      $0.00
11/17/2003           0         $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0      $0.00
10/15/2003           0         $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0      $0.00
09/15/2003           0         $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0      $0.00
08/15/2003           0         $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0      $0.00
07/15/2003           0         $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0      $0.00


Prepayments

Distribution         Curtailments         Payoff
Date                 #     Amount         #       Amount
12/15/2003          0       $0.00        0       $0.00
11/17/2003          0       $0.00        0       $0.00
10/15/2003          0       $0.00        0       $0.00
09/15/2003          0       $0.00        0       $0.00
08/15/2003          0       $0.00        0       $0.00
07/15/2003          0       $0.00        0       $0.00



Rate and Maturities

Distribution      Next Weighted Avg.             WAM
Date              Coupon        Remit
12/15/2003      6.590700%     6.550700%          109
11/17/2003      6.141215%     6.058672%          110
10/15/2003      6.141653%     6.059060%          111
09/15/2003      6.142089%     6.059448%          112
08/15/2003      6.142518%     6.059829%          113
07/15/2003      6.142944%     6.060206%          114


Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.




                          Delinquency Loan Detail

                      No Delinquent Loans this Period





(1) Status of Mortgage Loan
A- Payment Not Received But Still in Grace Period
B- Late Payment But Less Than 1 Month Delinquent
0- Current
1- One Month Delinquent
2- Two Months Delinquent
3- Three Or More Months Delinquent
4- Assumed Scheduled Payment (Performing Matured Balloon)
7- Foreclosure
9- REO

(2) Resolution Strategy Code
1- Modification
2- Foreclosure
3- Bankruptcy
4- Extension
5- Note Sale
6- DPO
7- REO
8- Resolved
9- Pending Return to Master Servicer
10- Deed In Lieu Of Foreclosure
11- Full Payoff
12- Reps and Warranties
13- Other or TBD

** Outstanding P & I Advances include the current period advance.





                               Modified Loan Detail

                                No Modified Loans



                            Liquidated Loan Detail

                         No Liquidated Loans this Period